Exhibit 99.2

Supplemental Information	Third Quarter 2013

CHAMBERS STREET PROPERTIES

Supplemental Information | Third Quarter 2013 | 1

This supplemental information is available on the Company's website at www.chambersstreet.com. This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Forward-Looking Statements
This supplemental information may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 and other documents of the Company on file with or furnished to the SEC. Any forward looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2013 included in the Form 10-Q to be filed on or about November 8, 2013.

Supplemental Information | Third Quarter 2013 | 2

CHAMBERS STREET PROPERTIES
Company Profile

Company Overview
Chambers Street Properties is a real estate investment trust focused on acquiring, owning and operating net leased industrial and office properties, leased to creditworthy tenants.
We were formed on March 30, 2004 and commenced operations in July 2004. During 2006, we became a public reporting company and through January 2012, we raised approximately $2.5 billion in gross offering proceeds. On May 21, 2013, we listed our Common Shares on the New York Stock Exchange under the ticker symbol "CSG."
As of September 30, 2013, we had ownership interests in 131 primarily net leased industrial (primarily warehouse/distribution) and office properties located in 22 U.S. states, Germany and the United Kingdom. As of September 30, 2013, our portfolio encompassed 34.5 million net rentable square feet and was 96.0% leased.

Senior Management
Our senior management team is led by Mr. Jack A. Cuneo, President and Chief Executive Officer; Mr. Philip L. Kianka, Executive Vice President and Chief Operating Officer and Mr. Martin A. Reid, Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

Supplemental Information | Third Quarter 2013 | 3

CHAMBERS STREET PROPERTIES
Financial Highlights
(Unaudited)
($ In Thousands, Except Share Data)

	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Portfolio Statistics:
Number of Consolidated Properties	101	99	99	82	78
Number of Unconsolidated Properties (1)	30	30	30	47	46
Total Properties	131	129	129	129	124
Total Net Rentable Square Feet (1)	34,539,220	34,153,941	34,062,119	34,062,119	30,828,045
Approximate Acquisition Cost (2)	$3,344,414	$3,286,756	$3,286,717	$3,141,539	$2,928,464
Percentage Leased (3)	96.0%	95.5%	97.0%	97.8%	98.1%
Balance Sheet Items:
Total Assets (2)	$3,201,727	$3,177,835	$3,174,571	$3,055,424	$2,945,022
Total Debt (2)	$1,556,463	$1,500,479	$1,338,096	$1,234,393	$1,062,523
Total Shareholders' Equity	$1,499,169	$1,528,602	$1,682,298	$1,657,333	$1,704,742

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Income Items:
Total Revenues (2)	$84,412	$76,464	$245,637	$223,229
Net Operating Income - GAAP (2)(4)	$60,531	$55,319	$177,960	$161,502
Net Operating Income - Cash Basis (2)(4)	$57,962	$52,028	$170,526	$152,422
Net Income (Loss)	$859	$(12,384)	$79,310	$(16,437)
Funds from Operations (FFO) (5)	$37,481	$19,772	$108,163	$79,249
Core Funds from Operations (Core FFO) (5)	$40,163	$28,584	$119,051	$92,477
Adjusted Funds from Operations (AFFO) (5)	$34,788	$23,459	$105,374	$80,000
Dividends Declared	$29,562	$37,374	$102,320	$111,466
Per Share Data
FFO per Share	$0.16	$0.08	$0.44	$0.32
Core FFO per Share	$0.17	$0.11	$0.49	$0.37
AFFO per Share	$0.15	$0.09	$0.43	$0.32
Dividends per Share	$0.125	$0.150	$0.425	$0.450
Weighted Average Common Shares Outstanding - Basic & Diluted	236,548,477	249,173,577	244,373,249	247,718,798
Dividend Payout Ratios:
FFO (5)	78.9%	189.0%	94.6%	140.7%
Core FFO (5)	73.6%	130.8%	85.9%	120.5%
AFFO (5)	85.0%	159.3%	97.1%	139.3%
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Includes pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(3)	Average percentage leased is weighted based on net rentable square feet.

(4)	Please refer to page 7 for a reconciliation of Net Income (Loss) to Consolidated Net Operating Income.

(5)	Please refer to page 8 for a reconciliation of GAAP Net Income (Loss) to FFO, Core FFO and AFFO.

Supplemental Information | Third Quarter 2013 | 4

CHAMBERS STREET PROPERTIES
Consolidated Balance Sheets
($ In Thousands, Except Share Data)

	September 30,	June 30,	March 31,	December 31,	September 30
	2013	2013	2013	2012	2012

ASSETS
Investments in Real Estate:
Land	$673,972	$647,334	$647,165	$560,622	$522,867
Buildings and Improvements	1,621,725	1,594,027	1,592,500	1,172,318	1,094,896
Construction in Progress	—	—	—	76,826	66,354
	2,295,697	2,241,361	2,239,665	1,809,766	1,684,117
Less: Accumulated Depreciation and Amortization	(180,284)	(162,401)	(145,846)	(132,129)	(120,769)
Net Investments in Real Estate	2,115,413	2,078,960	2,093,819	1,677,637	1,563,348
Investments in Unconsolidated Entities	464,769	361,004	365,625	515,829	487,996
Cash and Cash Equivalents	62,250	87,861	66,692	107,355	191,409
Restricted Cash	15,247	15,655	14,786	10,998	9,483
Tenant and Other Receivables, Net	10,653	9,830	6,281	6,675	8,861
Deferred Rent	33,082	29,715	27,093	25,210	23,192
Deferred Leasing Costs and Intangible Assets, Net	259,733	266,432	279,203	199,058	183,268
Deferred Financing Costs, Net	11,455	8,837	9,428	8,322	10,695
Prepaid Expenses and Other Assets	18,555	11,454	3,950	3,778	3,359
Total Assets	$2,991,157	$2,869,748	$2,866,877	$2,554,862	$2,481,611
LIABILITIES, NON-CONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY
LIABILITIES
Secured Notes Payable, Net	$694,679	$698,550	$726,796	$502,232	$628,483
Unsecured Term Loan Facilities	570,000	250,000	250,000	—	—
Unsecured Revolving Credit Facility	100,000	260,044	70,044	265,000	—
Accounts Payable, Accrued Expenses and Other Liabilities	53,767	46,304	47,273	53,390	73,422
Intangible Liabilities, Net	29,229	35,063	36,283	25,994	26,286
Prepaid Rent and Security Deposits	14,551	13,035	14,247	10,005	7,814
Distributions Payable	29,562	35,486	37,272	37,418	37,374
Total Liabilities	1,491,788	1,338,482	1,181,915	894,039	773,379
COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING INTERESTS
Operating Partnership Units	—	2,464	2,464	2,464	2,464
Class B Interest	200	200	200	200	200
Non-Controlling Interest	—	—	—	826	826
SHAREHOLDERS’ EQUITY
Common Shares of Beneficial Interest, $0.01 par value, 990,000,000 shares authorized	2,359	2,365	2,484	2,494	2,494
Additional Paid-in-Capital	2,066,492	2,072,930	2,194,257	2,203,888	2,203,812
Accumulated Deficit	(563,555)	(534,849)	(495,728)	(540,462)	(476,498)
Accumulated Other Comprehensive Loss	(6,127)	(11,844)	(18,715)	(8,587)	(25,066)
Total Shareholders’ Equity	1,499,169	1,528,602	1,682,298	1,657,333	1,704,742
Total Liabilities, Non–Controlling Interests and Shareholders’ Equity	$2,991,157	$2,869,748	$2,866,877	$2,554,862	$2,481,611

Supplemental Information | Third Quarter 2013 | 5

CHAMBERS STREET PROPERTIES
Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2013 and 2012 (unaudited)
(In Thousands, Except Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
REVENUES
Rental	$51,162	$37,980	$146,312	$109,866
Tenant Reimbursements	14,178	9,167	40,090	25,566
Total Revenues	65,340	47,147	186,402	135,432
EXPENSES
Property Operating	8,625	5,148	22,672	16,483
Real Estate Taxes	9,929	6,752	28,710	17,538
General and Administrative	5,397	7,162	17,710	10,973
Investment Management Fee	—	5,159	489	17,270
Acquisition-related	175	1,099	2,179	2,508
Depreciation and Amortization	26,635	18,787	75,409	54,749
Transition and Listing	1,447	6,216	12,681	8,152
Total Expenses	52,208	50,323	159,850	127,673
OTHER INCOME AND EXPENSES
Interest and Other Income	551	229	1,028	1,714
Interest Expense	(13,120)	(8,737)	(33,953)	(26,528)
Gain on Interest Rate Swaps	265	134	1,731	380
Loss on Early Extinguishment of Debt	(1,572)	(1,686)	(1,572)	(1,686)
(Loss) Gain on Conversion of Equity Interest to Controlling Interest	(1,667)	—	75,535	—
Total Other (Expense) Income	(15,543)	(10,060)	42,769	(26,120)
(Loss) Income Before Provision for Income Taxes and Equity in Income of Unconsolidated Entities	(2,411)	(13,236)	69,321	(18,361)
Provision For Income Taxes	(54)	(75)	(274)	(217)
Equity in Income of Unconsolidated Entities	3,324	927	10,263	2,556
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	859	(12,384)	79,310	(16,022)
DISCONTINUED OPERATIONS
Realized Loss from Sale	—	—	—	(415)
LOSS FROM DISCONTINUED OPERATIONS	—	—	—	(415)
NET INCOME (LOSS)	859	(12,384)	79,310	(16,437)
Net (Income) Loss Attributable to Non-Controlling Operating Partnership Units	(3)	5	(83)	7
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$856	$(12,379)	$79,227	$(16,430)
Basic and Diluted Net Income (Loss) Per Share from Continuing Operations Attributable to Common Shareholders	$0.00	$(0.05)	$0.32	$(0.07)
Basic and Diluted Net Income (Loss) Per Share Attributable to Common Shareholders	$0.00	$(0.05)	$0.32	$(0.07)
Weighted Average Common Shares Outstanding-Basic and Diluted	236,548,477	249,173,577	244,373,249	$247,718,798

Supplemental Information | Third Quarter 2013 | 6

CHAMBERS STREET PROPERTIES
Reconciliation of Net Income (Loss) to Consolidated Net Operating Income (NOI)
As of September 30, 2013
($ In Thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net Income (Loss)	$859	$(12,384)	$79,310	$(16,437)
General and Administrative	5,397	7,162	17,710	10,973
Investment Management Fee	—	5,159	489	17,270
Acquisition-related Expenses	175	1,099	2,179	2,508
Depreciation and Amortization	26,635	18,787	75,409	54,749
Transition and Listing Expenses	1,447	6,216	12,681	8,152
Total Expenses	33,654	38,423	108,468	93,652
Interest and Other (Income) Loss	(551)	(229)	(1,028)	(1,714)
Interest Expense	13,120	8,737	33,953	26,528
Gain on Interest Rate Swaps	(265)	(134)	(1,731)	(380)
Loss on Early Extinguishment of Debt	1,572	1,686	1,572	1,686
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	1,667	—	(75,535)	—
Provision for Income Taxes	54	75	274	217
Equity in Income of Unconsolidated Entities	(3,324)	(927)	(10,263)	(2,556)
Loss from Discontinued Operations	—	—	—	415
Net Operating Income - GAAP Basis	$46,786	$35,247	$135,020	$101,411
Straight-line Rent Adjustment, Net	(3,355)	(1,702)	(7,886)	(5,463)
Above/Below Market Lease Amortization, Net	1,956	(190)	5,028	1,311
Net Operating Income - Cash Basis	$45,387	$33,355	$132,162	$97,259
Supplemental Information | Third Quarter 2013 | 7

CHAMBERS STREET PROPERTIES
Reconciliation of Net Income (Loss) to FFO, Core FFO and AFFO
For the Three and Nine Months Ended September 30, 2013 and 2012 (unaudited)
(In Thousands, Except Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net Income (Loss)	$859	$(12,384)	$79,310	$(16,437)
Real Estate Depreciation and Amortization	26,549	18,787	75,323	54,749
Pro Rata Share of Real Estate Depreciation and Amortization from Unconsolidated Entities	8,406	13,812	26,952	40,965
Loss (Gain) on Conversion of Equity Interest to Controlling Interest	1,667	—	(75,535)	—
Loss on Write Down to Net Sales Value	—	—	—	415
Pro Rata Share of Realized Loss (Gain) on Investment in CBRE Strategic Partners Asia	—	(443)	2,113	(443)
Funds from Operations	37,481	19,772	108,163	79,249
Acquisition-Related Expenses	175	1,099	2,179	2,508
Pro Rata Share of Acquisition-Related Expenses from Unconsolidated Entities	—	—	—	519
Loss on Early Extinguishment of Debt	1,572	1,686	1,572	1,686
Gain on Interest Rate Swaps	(265)	(134)	(1,731)	(380)
Transition and Listing Expenses	1,447	6,216	12,681	8,152
Pro Rata Share of Unrealized (Gain) Loss on Investment in CBRE Strategic Partners Asia	(247)	(55)	(3,813)	743
Core Funds from Operations	40,163	28,584	119,051	92,477
Amortization of Non-Cash Interest Expense	(94)	128	(461)	388
Pro Rata Share of Amortization of Non-Cash Interest Expense from Unconsolidated Entities	97	214	436	596
Amortization of Above and Below Market Leases	1,956	(190)	5,028	1,311
Pro Rata Share of Amortization of Above/Below Market Leases from Unconsolidated Entities	(126)	149	(150)	465
Amortization of Deferred Revenue Related to Tenant Improvements	(276)	—	(909)	—
Share Based Compensation	554	15	1,547	15
Straight-Line Rent Adjustments, Net	(3,355)	(1,702)	(7,886)	(5,463)
Pro Rata Share of Straight-Line Rent Adjustments, Net from Unconsolidated Entities	(1,044)	(1,548)	(4,426)	(5,393)
Recurring Capital Expenditures	(1,652)	(1,937)	(3,890)	(3,271)
Pro Rata Share of Recurring Capital Expenditures from Unconsolidated Entities	(1,435)	(254)	(2,966)	(1,125)
Adjusted Funds from Operations	$34,788	$23,459	$105,374	$80,000
Amounts Per Share (Basic and Diluted):
Net Income (Loss)	$0.00	$(0.05)	$0.32	$(0.07)
Funds from Operations	$0.16	$0.08	$0.44	$0.32
Core Funds from Operations	$0.17	$0.11	$0.49	$0.37
Adjusted Funds from Operations	$0.15	$0.09	$0.43	$0.32
Weighted Average Common Shares Outstanding - Basic & Diluted	236,548,477	249,173,577	244,373,249	247,718,798

Supplemental Information | Third Quarter 2013 | 8

CHAMBERS STREET PROPERTIES
Joint Venture Information
as of September 30, 2013
($ and Square Footage Amounts in Thousands)

	Duke JV	European JV	UK JV	Afton Ridge
Industrial	7	6	3	—
Office	13	—	—	—
Retail	—	—	—	1
Total Number of Properties	20	6	3	1
Percent Leased	98.7%	100.0%	100.0%	97.9%
Square Feet:
Industrial	6,120	3,232	542	—
Office	1,559	—	—	—
Retail	—	—	—	296
Total Square Feet	7,679	3,232	542	296
Company Effective Ownership Percentage	80.0%	80.0%	80.0%	90.0%
Balance Sheet Information (1)
Net Investments in Real Estate	$440,293	$208,922	$44,379	$43,031
Other Assets	60,798	22,878	2,726	2,944
Total Assets	$501,091	$231,800	$47,105	$45,975
Secured Notes Payable	$154,729	$85,001	$—	$—
Other Liabilities	12,503	6,605	1,834	4,807
Equity	333,859	140,194	45,271	41,168
Total Liabilities and Equity	$501,091	$231,800	$47,105	$45,975

Income Statement Information (1)
	Duke JV		European JV		UK JV		Afton Ridge
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,		September 30,
	2013	2012	2013	2012	2013	2012	2013	2012
Total Revenue	$16,680	$31,271	$4,589	$2,845	$1,125	$1,159	$1,285	$1,219
Operating Expenses	5,329	10,621	742	382	218	231	329	286
Net Operating Income	11,351	20,650	3,847	2,463	907	928	956	933
Interest	2,214	6,125	564	165	—	—	21	376
Depreciation and Amortization	7,714	14,909	1,839	1,313	482	494	421	446
Net Income from Continuing Operations	1,423	(384)	1,444	985	425	434	514	111
Net Income from Discontinuing Operations	12	—	—	—	—	—	—	—
Net Income (Loss)	1,435	(384)	1,444	985	425	434	514	111
Company's Share in Net Income (Loss)	1,148	(307)	1,155	788	340	347	463	100
Adjustments for REIT Basis	(18)	(34)	—	—	—	—	(4)	(5)
Company's Equity in Net Income (Loss)	$1,130	$(341)	$1,155	$788	$340	$347	$459	$95
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

Supplemental Information | Third Quarter 2013 | 9

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Balance Sheets
As of September 30, 2013 and December 31,2012
(In Thousands)

	September 30, 2013			December 31, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Assets
Real Estate Net	$2,115,413	$594,143	$2,709,556	$1,677,637	$867,927	$2,545,564
Other Assets	410,975	71,771	482,746	361,396	140,366	501,762
Investments in Unconsolidated Entities	464,769	(455,344)	9,425	515,829	(507,731)	8,098
Total Assets	$2,991,157	$210,570	$3,201,727	$2,554,862	$500,562	$3,055,424
Liabilities and Equity
Total Debt	$1,364,679	$191,784	$1,556,463	$767,232	$467,161	$1,234,393
Other Liabilities	127,109	18,786	145,895	126,807	33,401	160,208
Total Liabilities	1,491,788	210,570	1,702,358	894,039	500,562	1,394,601
Non-Controlling Interests	200	—	200	3,490	—	3,490
Shareholders’ Equity	1,499,169	—	1,499,169	1,657,333	—	1,657,333
Total Liabilities and Equity	$2,991,157	$210,570	$3,201,727	$2,554,862	$500,562	$3,055,424
__________

(1)	Includes Duke JV, European JV, UK JV and Afton Ridge.

Supplemental Information | Third Quarter 2013 | 10

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Net Operating Income
For the Three and Nine Months Ended September 30, 2013 and 2012 (unaudited)
(In Thousands)

	Three Months Ended September 30, 2013			Three months ended September 30, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Total Revenues	$65,340	$19,072	$84,412	$47,147	$29,317	$76,464
Total Operating Expenses	18,554	5,327	23,881	11,900	9,245	21,145
Net Operating Income - GAAP Basis	46,786	13,745	60,531	35,247	20,072	55,319
Straight-line Rent Adjustment, Net	(3,355)	(1,044)	(4,399)	(1,702)	(1,548)	(3,250)
Above/Below Market Lease Amortization, Net	1,956	(126)	1,830	(190)	149	(41)
Net Operating Income - Cash Basis	$45,387	$12,575	$57,962	$33,355	$18,673	$52,028

Interest Expense	$13,120	$2,241	$15,361	$8,737	$5,370	$14,107

	Nine Months Ended September 30, 2013			Nine Months Ended September 30, 2012
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share
Total Revenues	$186,402	$59,235	$245,637	$135,432	$87,797	$223,229
Total Operating Expenses	51,382	16,295	67,677	34,021	27,706	61,727
Net Operating Income - GAAP Basis	135,020	42,940	177,960	101,411	60,091	161,502
Straight-line Rent Adjustment, Net	(7,886)	(4,426)	(12,312)	(5,463)	(5,393)	(10,856)
Above/Below Market Lease Amortization, Net	5,028	(150)	4,878	1,311	465	1,776
Net Operating Income - Cash Basis	$132,162	$38,364	$170,526	$97,259	$55,163	$152,422

Interest Expense	$33,953	$9,434	$43,387	$26,528	$15,890	$42,418
__________

(1)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV.

Supplemental Information | Third Quarter 2013 | 11

CHAMBERS STREET PROPERTIES
Portfolio Summary
As of September 30, 2013
($ In Thousands)

Property Types
	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
Property Types	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI
Office	45	7,558,767	70.0%	13	1,558,908	36.0%	58	9,117,675	61.0%
Warehouse / Distribution	54	15,032,236	27.0%	16	9,893,188	58.0%	70	24,925,424	35.0%
Retail	2	199,694	3.0%	1	296,427	6.0%	3	496,121	4.0%
Total	101	22,790,697	100.0%	30	11,748,523	100.0%	131	34,539,220	100.0%

Single- and Multi-Tenant Property Distribution
	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
Property Types	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI
Triple Net Single-Tenant Properties	74	18,078,772	74.0%	18	10,170,513	65.0%	92	28,249,285	72.0%
Multi-Tenant Properties	19	3,591,355	18.0%	10	1,356,539	28.0%	29	4,947,894	20.0%
Other Single-Tenant Properties	8	1,120,570	8.0%	2	221,471	7.0%	10	1,342,041	8.0%
Total	101	22,790,697	100.0%	30	11,748,523	100.0%	131	34,539,220	100.0%
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

Supplemental Information | Third Quarter 2013 | 12

CHAMBERS STREET PROPERTIES
Acquisitions Summary
As of September 30, 2013
($ In Thousands)

Wholly-Owned Property Acquisitions
Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet
Carpenter Corporate Center I and II	Dallas	TX	July 31	$49,500	226,822
1200 Woods Chapel Road	Spartanburg	SC	August 8	10,800	156,800
Total Wholly-Owned Property Acquisitions				$60,300	383,622

Acquisition of Remaining Outside Equity Interests in Properties
Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet	Ownership Percentage Acquired
1400 Atwater Drive (1)	Philadelphia	PA	January 30	$3,400	299,809	5.0%
Duke Portfolio:
Celebration Office Center III (2)	Orlando	FL	March 1		100,924
22535 Colonial Pkwy (2)	Houston	TX	March 1		89,750
Northpoint III (2)	Orlando	FL	March 1		108,499
Goodyear Crossing II (2)	Phoenix	AZ	March 1		820,384
3900 North Paramount Parkway (2)	Raleigh	NC	March 1		100,987
3900 South Paramount Parkway (2)	Raleigh	NC	March 1		119,170
1400 Perimeter Park Drive (2)	Raleigh	NC	March 1		44,916
Miramar I (2)	Ft. Lauderdale	FL	March 1		94,060
Miramar II (2)	Ft. Lauderdale	FL	March 1		128,540
McAuley Place (2)	Cincinnati	OH	March 1		190,096
Point West I (2)	Dallas	TX	March 1		182,700
Easton III (2)	Columbus	OH	March 1		135,485
Norman Pointe I (2)	Minneapolis	MN	March 1		212,722
Norman Pointe II (2)	Minneapolis	MN	March 1		324,296
The Landings I (2)	Cincinnati	OH	March 1		175,695
The Landings II (2)	Cincinnati	OH	March 1		175,076
Atrium I (2)	Columbus	OH	March 1		315,102
Total Duke Portfolio				98,100	3,318,402	20.0%
Total Acquisition of Outside Equity Interests in Properties				$101,500	3,618,211
__________

(1)	Our total acquisition cost for this property was approximately $82.2 million.

(2)	Acquired as part of the Duke Portfolio.

Supplemental Information | Third Quarter 2013 | 13

CHAMBERS STREET PROPERTIES
Our Properties
as of September 30, 2013
($ in Thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Acquisition Cost (1)
Domestic Consolidated Properties:
REMEC Corporate Campus 1 (2)	9/15/2004	1983	Office	100%	34,000	100.0%	$6,833
San Diego, CA
REMEC Corporate Campus 2 (2)	9/15/2004	1983	Office	100%	30,477	100.0%	6,125
San Diego, CA
REMEC Corporate Campus 3 (2)	9/15/2004	1983	Office	100%	37,430	100.0%	7,523
San Diego, CA
REMEC Corporate Campus 4 (2)	9/15/2004	1983	Office	100%	30,778	100.0%	6,186
San Diego, CA
300 Constitution Drive (2)	11/3/2004	1998	Warehouse/ Distribution	100%	330,000	—%	19,805
Boston, MA
Deerfield Commons (3)	6/21/2005	2000	Office	100%	121,969	100.0%	21,834
Atlanta, GA
505 Century Parkway (2)	1/9/2006	1997	Warehouse/ Distribution	100%	100,000	100.0%	6,095
Dallas, TX
631 International Parkway (2)	1/9/2006	1998	Warehouse/ Distribution	100%	73,112	100.0%	5,407
Dallas, TX
660 North Dorothy (2)	1/9/2006	1997	Warehouse/ Distribution	100%	120,000	100.0%	6,836
Dallas, TX
Bolingbrook Point III	8/29/2007	2006	Warehouse/ Distribution	100%	185,045	100.0%	18,170
Chicago, IL
Community Cash Complex 1 (2)			Warehouse/ Distribution	100%		100.0%	2,690
Spartanburg, SC	8/30/2007	1960			207,038
Community Cash Complex 2 (2)			Warehouse/ Distribution	100%			2,225
Spartanburg, SC	8/30/2007	1978			145,058	100.0%
Community Cash Complex 3 (2)			Warehouse/ Distribution	100%			1,701
Spartanburg, SC	8/30/2007	1981			116,413	—%
Community Cash Complex 4 (2)			Warehouse/ Distribution	100%			547
Spartanburg, SC	8/30/2007	1984			33,019	100.0%
Community Cash Complex 5 (2)			Warehouse/ Distribution	100%			824
Spartanburg, SC	8/30/2007	1984			53,033	—%
Fairforest Building 1 (2)	8/30/2007	2000	Warehouse/ Distribution	100%	51,028	100.0%	2,974
Spartanburg, SC
Fairforest Building 2 (2)	8/30/2007	1999	Warehouse/ Distribution	100%	104,160	100.0%	5,379
Spartanburg, SC
Fairforest Building 3 (2)	8/30/2007	2000	Warehouse/ Distribution	100%	100,000	100.0%	5,760
Spartanburg, SC
Fairforest Building 4 (2)	8/30/2007	2001	Warehouse/ Distribution	100%	190,606	100.0%	5,640
Spartanburg, SC
Fairforest Building 5	8/30/2007	2006	Warehouse/ Distribution	100%	316,491	100.0%	16,968
Spartanburg, SC
Fairforest Building 6	8/30/2007	2005	Warehouse/ Distribution	100%	101,055	100.0%	7,469
Spartanburg, SC
Fairforest Building 7 (2)	8/30/2007	2006	Warehouse/ Distribution	100%	101,459	83.8%	5,626
Spartanburg, SC

Supplemental Information | Third Quarter 2013 | 14

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2013
($ In Thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Acquisition Cost (1)
Greenville/Spartanburg Industrial Park (2)	8/30/2007	1990	Warehouse/ Distribution	100%	67,375	100.0%	3,388
Spartanburg, SC
Highway 290 Commerce Park Building 1 (2)	8/30/2007	1995	Warehouse/ Distribution	100%	150,000	100.0%	5,388
Spartanburg, SC
Highway 290 Commerce Park Building 5 (2)	8/30/2007	1993	Warehouse/ Distribution	100%	30,000	100.0%	1,420
Spartanburg, SC
Highway 290 Commerce Park Building 7 (2)	8/30/2007	1994	Warehouse/ Distribution	100%	93,971	100.0%	4,889
Spartanburg, SC
HJ Park Building 1 (2)	8/30/2007	2003	Warehouse/ Distribution	100%	70,000	100.0%	4,216
Spartanburg, SC
Jedburg Commerce Park (2)	8/30/2007	2007	Warehouse/ Distribution	100%	512,686	88.0%	41,991
Charleston, SC
Kings Mountain I	8/30/2007	1998	Warehouse/ Distribution	100%	100,000	100.0%	5,497
Charlotte, NC
Kings Mountain II	8/30/2007	2002	Warehouse/ Distribution	100%	301,400	100.0%	11,311
Charlotte, NC
Mount Holly Building	8/30/2007	2003	Warehouse/ Distribution	100%	100,823	100.0%	6,208
Charleston, SC
North Rhett I	8/30/2007	1973	Warehouse/ Distribution	100%	284,750	—%	10,302
Charleston, SC
North Rhett II	8/30/2007	2001	Warehouse/ Distribution	100%	101,705	100.0%	7,073
Charleston, SC
North Rhett III (2)	8/30/2007	2002	Warehouse/ Distribution	100%	79,972	100.0%	4,812
Charleston, SC
North Rhett IV	8/30/2007	2005	Warehouse/ Distribution	100%	316,040	100.0%	17,060
Charleston, SC
Orangeburg Park Building	8/30/2007	2003	Warehouse/ Distribution	100%	101,055	—%	5,474
Charleston, SC
Orchard Business Park 2 (2)	8/30/2007	1993	Warehouse/ Distribution	100%	17,500	100.0%	761
Spartanburg, SC
Union Cross Building I	8/30/2007	2005	Warehouse/ Distribution	100%	100,853	100.0%	6,585
Winston-Salem, NC
Union Cross Building II	8/30/2007	2005	Warehouse/ Distribution	100%	316,130	100.0%	17,216
Winston-Salem, NC
Highway 290 Commerce Park Building 2 (2)	9/24/2007	1995	Warehouse/ Distribution	100%	100,000	100.0%	4,626
Spartanburg, SC
Highway 290 Commerce Park Building 6 (2)	11/1/2007	1996	Warehouse/ Distribution	100%	105,000	100.0%	3,760
Spartanburg, SC
Lakeside Office Center	3/5/2008	2006	Office	100%	98,750	100.0%	17,994
Dallas, TX
Kings Mountain III (2)	3/14/2008	2007	Warehouse/ Distribution	100%	541,910	100.0%	25,728
Charlotte, NC

Supplemental Information | Third Quarter 2013 | 15

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2013
($ In Thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Acquisition Cost (1)
Enclave on the Lake (2)	7/1/2008	1999	Office	100%	171,091	100.0%	37,827
Houston, TX
Avion III	11/18/2008	2002	Office	100%	71,507	100.0%	21,111
Washington Metro, DC
Avion IV	11/18/2008	2002	Office	100%	71,504	100.0%	21,112
Washington Metro, DC
13201 Wilfred Lane (2)			Warehouse/ Distribution	100%		100.0%
Minneapolis, MN	6/29/2009	1999			335,400		15,340
3011, 3055 & 3077Comcast Place (2)			Office	100%		100.0%
East Bay, CA	7/1/2009	1988			219,631		49,000
140 Depot Street (2)			Warehouse/ Distribution	100%		100.0%
Boston, MA	7/31/2009	2009			238,370		18,950
12650 Ingenuity Drive			Office	100%		100.0%
Orlando, FL	8/5/2009	1999			124,500		25,350
Crest Ridge Corporate Center I (2)			Office	100%		100.0%
Minneapolis, MN	8/17/2009	2009			116,338		28,419
West Point Trade Center (2)			Warehouse/ Distribution	100%		100.0%
Jacksonville, FL	12/30/2009	2009			601,500		29,000
5160 Hacienda Dr (2)			Office	100%		100.0%
East Bay, CA	4/8/2010	1988			201,620		38,500
10450 Pacific Center Court (2)			Office	100%		100.0%
San Diego, CA	5/7/2010	1985			134,000		32,750
225 Summit Ave (2)			Office	100%		100.0%
Northern, NJ	6/21/2010	1966			142,500		40,600
One Wayside Road			Office	100%		100.0%
Boston, MA	6/24/2010	1998			200,605		55,525
100 Tice Blvd			Office	100%		100.0%
Northern, NJ	9/28/2010	2007			208,911		67,600
Ten Parkway North			Office	100%		100.0%
Chicago, IL	10/12/2010	1999			99,566		25,000
4701 Gold Spike Drive			Warehouse/ Distribution	100%		100.0%
Dallas, TX	10/27/2010	2002			420,360		20,300
1985 International Way			Warehouse/ Distribution	100%		100.0%
Hebron, KY	10/27/2010	1998			189,400		14,800
Summit Distribution Center			Warehouse/ Distribution	100%		65.2%
Salt Lake City, UT	10/27/2010	2001			275,080		13,400
3660 Deerpark Boulevard			Warehouse/ Distribution	100%		100.0%
Jacksonville, FL	10/27/2010	2002			321,500		15,300
Tolleson Commerce Park II			Warehouse/ Distribution	100%		100.0%
Phoenix, AZ	10/27/2010	1999			217,422		9,200
Pacific Corporate Park (2) (3)			Office	100%		100.0%
Washington, DC	11/15/2010	2002			696,387		144,500
100 Kimball Drive (2)			Office	100%		100.0%
Northern, NJ	12/10/2010	2006			175,000		60,250
70 Hudson Street			Office	100%		100.0%
New York City Metro, NJ	4/11/2011	2000			409,272		155,000

Supplemental Information | Third Quarter 2013 | 16

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2013
($ In Thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Acquisition Cost (1)
90 Hudson Street			Office	100%		64.9%
New York City Metro, NJ	4/11/2011	1999			419,868		155,000
Millers Ferry Road (2)			Warehouse/ Distribution	100%		100.0%
Dallas, TX	6/2/2011	2011			1,020,000		40,366
Sky Harbor Operations Center (2)			Office	100%		100.0%
Phoenix, AZ	9/30/2011	2003			396,179		53,500
1400 Atwater Drive (2)			Office	100%
Philadelphia, PA	10/27/2011	2013			299,809	100.0%	82,224
Aurora Commerce Center (2)			Warehouse/ Distribution	100%		100.0%
Denver, CO	11/30/2011	2007			406,959		24,500
Sabal Pavilion (2)			Office	100%		100.0%
Tampa, FL	12/30/2011	1998			120,500		21,368
2400 Dralle Road (2)(3)			Warehouse/ Distribution	100%
Chicago, IL	3/20/2012	2011			1,350,000	100.0%	64,250
Midwest Commerce Center I (2)			Warehouse/ Distribution	100%
Kansas City, KS	8/16/2012	2009			1,107,000	100.0%	62,950
20000 S Diamond Lake Rd. (2)			Warehouse/ Distribution	100%
Minneapolis, MN	11/7/2012	2004			280,577	100.0%	18,500
Gateway at Riverside (2)			Warehouse/ Distribution	100%
Baltimore, MD	11/30/2012	1991			800,797	100.0%	49,229
701 & 801 Charles Ewing Blvd. (2)			Office	100%
Princeton, NJ	12/28/2012	2009			110,765	100.0%	28,310
Mid-Atlantic Distribution Center – Bldg. A (2)			Warehouse/ Distribution	100%
Baltimore, MD	12/28/2012	2008			672,000	100.0%	43,150
Celebration Office Center III (4)			Office	100%
Orlando, FL	3/1/2013	2009			100,924	100.0%	18,420
22535 Colonial Pkwy (4)			Office	100%
Houston, TX	3/1/2013	2009			89,750	100.0%	17,673
Northpoint III (4)			Office	100%
Orlando, FL	3/1/2013	2001			108,499	100.0%	22,394
Goodyear Crossing II (4)			Warehouse/ Distribution	100%
Phoenix, AZ	3/1/2013	2009			820,384	100.0%	64,883
3900 North Paramount Parkway (4)			Office	100%
Raleigh, NC	3/1/2013	1999			100,987	100.0%	18,523
3900 South Paramount Parkway (4)			Office	100%
Raleigh, NC	3/1/2013	1999			119,170	100.0%	20,859
1400 Perimeter Park Drive (4)			Office	100%
Raleigh, NC	3/1/2013	1991			44,916	100.0%	6,165
Miramar I (4)			Office	100%		100.0%
Ft. Lauderdale, FL	3/1/2013	2001			94,060		23,912
Miramar II (4)			Office	100%		100.0%
Ft. Lauderdale, FL	3/1/2013	2001			128,540		31,910
McAuley Place (4)			Office	100%		100.0%
Cincinnati, OH	3/1/2013	2001			190,096		32,309

Supplemental Information | Third Quarter 2013 | 17

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2013
($ In Thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Acquisition Cost (1)
Point West I (4)			Office	100%		100.0%
Dallas, TX	3/1/2013	2008			182,700		31,795
Easton III (4)			Office	100%		100.0%
Columbus, OH	3/1/2013	1999			135,485		20,194
Norman Pointe I (4)			Office	100%		79.5%
Minneapolis, MN	3/1/2013	2000			212,722		36,232
Norman Pointe II (4)			Office	100%		95.8%
Minneapolis, MN	3/1/2013	2007			324,296		46,113
The Landings I (4)			Office	100%		100.0%
Cincinnati, OH	3/1/2013	2006			175,695		30,249
The Landings II (4)			Office	100%		94.3%
Cincinnati, OH	3/1/2013	2007			175,076		23,977
Atrium I (4)			Office	100%		100.0%
Columbus, OH	3/1/2013	1996			315,102		45,071
Carpenter Corporate Center I & II (2)			Office	100%		100.0%
Dallas, TX	7/31/2013	2008			226,822		49,509
1200 Woods Chapel Road (2)			Warehouse/ Distribution	100%		100.0%
Spartanburg, SC	8/8/2013	2008			156,800		10,750
Domestic Consolidated Properties (5)		2001			22,500,033	94.3%	$2,501,435
International Consolidated Properties:
602 Central Boulevard (2)	4/27/2007	2001	Office	100%	50,502	100.0%	$23,847
Coventry, UK
Thames Valley Five (2)	3/20/2008	1998	Office	100%	40,468	100.0%	29,572
Reading, UK
Albion Mills Retail Park	7/11/2008	2000	Retail	100%	55,294	100.0%	22,098
Wakefield, UK
Maskew Retail Park	10/23/2008	2007	Retail	100%	144,400	100.0%	53,740
Peterborough, UK
International Consolidated Properties (5)		2003			290,664	100.0%	129,257
Consolidated Properties (5)		2002			22,790,697	94.4%	$2,630,692
Domestic Unconsolidated Properties (6):
Buckeye Logistics Center (2)(7)	6/12/2008	2008	Warehouse/ Distribution	80%	1,009,351	100.0%	$52,797
Phoenix, AZ
Afton Ridge Shopping Center (2)(8)	9/18/2008	2007	Retail	90%	296,427	97.9%	44,530
Charlotte, NC
Allpoints at Anson Bldg. 1 (2)(7)	9/30/2008	2008	Warehouse/ Distribution	80%	1,036,573	100.0%	42,684
Indianapolis, IN
12200 President's Court (2)(7)	9/30/2008	2008	Warehouse/ Distribution	80%	772,210	100.0%	29,995
Jacksonville, FL
201 Sunridge Blvd. (2)(7)	9/30/2008	2008	Warehouse/ Distribution	80%	822,550	100.0%	25,690
Dallas, TX
Aspen Corporate Center 500 (2)(7)	9/30/2008	2008	Office	80%	180,147	100.0%	29,936
Nashville, TN

Supplemental Information | Third Quarter 2013 | 18

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2013
($ In Thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Acquisition Cost (1)
125 Enterprise Parkway (7)	12/10/2008	2008	Warehouse/ Distribution	80%	1,142,400	100.0%	38,088
Columbus, OH
Allpoints Midwest Bldg. 1 (7)			Warehouse/ Distribution	80%			41,428
Indianapolis, IN	12/10/2008	2008			1,200,420	100.0%
Fairfield Distribution Ctr. IX (7)			Warehouse/ Distribution
Tampa, FL	5/13/2009	2008		80%	136,212	100.0%	7,151
Sam Houston Crossing I (7)			Office			100.0%
Houston, TX	12/21/2010	2007			159,175		20,400
Regency Creek I (7)			Office	80%		100.0%
Raleigh, NC	12/21/2010	2008			122,087		18,000
533 Maryville Centre (7)			Office	80%		100.0%
St. Louis, MO	12/21/2010	2000			125,296		19,102
555 Maryville Centre (7)			Office	80%		90.8%
St. Louis, MO	12/21/2010	1999			127,082		15,578
One Conway Park (2)(7)			Office	80%		71.8%
Chicago, IL	3/24/2011	1989			105,000		12,320
West Lake at Conway (7)			Office	80%		100.0%
Chicago, IL	3/24/2011	2008			98,304		14,060
One Easton Oval (2)(7)			Office	80%		78.4%
Columbus, OH	3/24/2011	1997			125,031		9,529
Two Easton Oval (2)(7)			Office	80%		73.7%
Columbus, OH	3/24/2011	1995			128,674		10,195
Weston Pointe I (7)			Office	80%		98.3%
Ft. Lauderdale, FL	3/24/2011	1999			97,579		15,507
Weston Pointe II (7)			Office	80%		100.0%
Ft. Lauderdale, FL	3/24/2011	2000			97,180		18,701
Weston Pointe III (7)			Office	80%		100.0%
Ft. Lauderdale, FL	3/24/2011	2003			97,178		18,867
Weston Pointe IV (7)			Office	80%		100.0%
Ft. Lauderdale, FL	3/24/2011	2006			96,175		22,605
Domestic Unconsolidated Properties (5)(6)		2006			7,975,051	98.6%	$507,163
International Unconsolidated Properties(6):
Amber Park (2)(9)			Warehouse/ Distribution
Nottingham, UK	6/10/2010	1997		80%	208,423	100.0%	$12,514
Brackmills (2)(9)			Warehouse/ Distribution
Northampton, UK	6/10/2010	1984		80%	186,618	100.0%	13,407
Düren (2)(10)			Warehouse/ Distribution	80%		100.0%
Rhine-Ruhr, Germany	6/10/2010	2008			391,494		13,148
Schönberg (2)(10)			Warehouse/ Distribution	80%		100.0%
Hamburg, Germany	6/10/2010	2009			453,979		13,819
Langenbach (2)(10)			Warehouse/ Distribution	80%		100.0%
Munich, Germany	10/28/2010	2010			225,106		18,573
Graben Distribution Center I (10)			Warehouse/ Distribution	80%		100.0%
Munich, Germany	12/20/2011	2011			1,017,868		54,962

Supplemental Information | Third Quarter 2013 | 19

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of September 30, 2013
($ In Thousands)

Property and Market	Date Acquired	Year Built	Property Type	Our Effective Ownership	Net Rentable Square Feet	Percentage Leased	Approximate Acquisition Cost (1)
Graben Distribution Center II (10)			Warehouse/ Distribution	80%		100.0%
Munich, Germany	12/20/2011	2011			73,367		6,868
Valley Park, Unit D (2)(9)			Warehouse/ Distribution	80%		100.0%
Rugby, UK	3/19/2012	2011			146,491		10,247
Koblenz Distribution Center (10)			Warehouse/ Distribution	80%		100.0%
Koblenz, Germany	12/12/2012	2012			1,070,126		63,021
International Unconsolidated Properties (5)(6)		2008			3,773,472	100.0%	$206,559
Unconsolidated Properties (5)(6)		2006			11,748,523	99.1%	$713,722
All Properties (5)(6)		2002			34,539,220	96.0%	$3,344,414
__________

(1)	Approximate acquisition cost for unconsolidated properties is at our pro rata share of effective ownership.

(2)	This property is unencumbered.

(3)	Includes undeveloped land zoned for future office and warehouse/distribution use.

(4)	Properties acquired from the Duke JV on March 1, 2013.

(5)	Total or weighted average. Weighted average Year Built is weighted based upon approximate Total Acquisition Costs. Weighted average Percentage Leased is weighted based upon Net Rentable Square Feet.

(6)	Does not include properties held through our investment in CBRE Strategic Partners Asia.

(7)	This property is held through the Duke JV.

(8)	This property is held through Afton Ridge.

(9)	This property is held through the UK JV.

(10)	This property is held through the European JV.

Supplemental Information | Third Quarter 2013 | 20

CHAMBERS STREET PROPERTIES
Geographic Distribution
As of September 30, 2013
($ In Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	Approximate Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Acquisition Cost
Domestic
New Jersey	6	1,466,316	$506,760	—	—	$—	6	1,466,316	$506,760
Florida	8	1,600,023	187,654	6	1,296,534	112,826	14	2,896,557	300,480
Texas	10	2,502,585	233,802	2	981,725	46,090	12	3,484,310	279,892
Ohio	5	991,454	151,800	3	1,396,105	57,812	8	2,387,559	209,612
South Carolina	28	3,807,037	189,921	—	—	—	28	3,807,037	189,921
Virginia	3	839,398	186,723	—	—	—	3	839,398	186,723
Arizona	3	1,433,985	127,583	1	1,009,351	52,797	4	2,443,336	180,380
North Carolina	8	1,625,366	111,884	2	418,514	62,530	10	2,043,880	174,414
California	7	687,936	146,917	—	—	—	7	687,936	146,917
Minnesota	5	1,269,333	144,604	—	—	—	5	1,269,333	144,604
Illinois	3	1,634,611	107,420	2	203,304	26,380	5	1,837,915	133,800
Massachusetts	3	768,975	94,280	—	—	—	3	768,975	94,280
Maryland	2	1,472,797	92,379	—	—	—	2	1,472,797	92,379
Pennsylvania	1	299,809	82,224	—	—	—	1	299,809	82,224
Indiana	—	—	—	2	2,236,993	84,112	2	2,236,993	84,112
Kansas	1	1,107,000	62,950	—	—	—	1	1,107,000	62,950
Missouri	—	—	—	2	252,378	34,680	2	252,378	34,680
Tennessee	—	—	—	1	180,147	29,936	1	180,147	29,936
Colorado	1	406,959	24,500	—	—	—	1	406,959	24,500
Georgia	1	121,969	21,834	—	—	—	1	121,969	21,834
Kentucky	1	189,400	14,800	—	—	—	1	189,400	14,800
Utah	1	275,080	13,400	—	—	—	1	275,080	13,400
Total Domestic	97	22,500,033	2,501,435	21	7,975,051	507,163	118	30,475,084	3,008,598

International
Germany	—	—	—	6	3,231,940	170,391	6	3,231,940	170,391
United Kingdom	4	290,664	129,257	3	541,532	36,168	7	832,196	165,425
Total International	4	290,664	129,257	9	3,773,472	206,559	13	4,064,136	335,816
Total	101	22,790,697	$2,630,692	30	11,748,523	$713,722	131	34,539,220	$3,344,414
__________

(1)
Number of properties and Net Rentable Square Feet for unconsolidated properties are at 100%. Approximate Acquisition Cost for unconsolidated properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | Third Quarter 2013 | 21

CHAMBERS STREET PROPERTIES
Significant Tenants
As of September 30, 2013 (unaudited)
($ In Thousands)

			Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)
	Major Tenants	Primary Industry	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

1	Amazon.com (2)	Internet Retail	820,384	$4,465	4,133,918	$17,087	4,954,302	$21,552
2	Barclay's Capital	Financial Services	409,272	12,278	—	—	409,272	12,278
3	U.S. General Services Administration	Government	316,065	7,136	133,503	3,379	449,568	10,515
4	Raytheon Company	Defense and Aerospace	666,290	10,023	—	—	666,290	10,023
5	Lord Abbett & Co.	Financial Services	174,989	6,125	—	—	174,989	6,125
6	JP Morgan Chase	Financial Services	396,179	5,973	—	—	396,179	5,973
7	Nuance Communications	Software	200,605	5,753	—	—	200,605	5,753
8	Endo Health Solutions	Pharmaceutical and Healthcare Related	299,809	5,591	—	—	299,809	5,591
9	Eisai	Pharmaceutical and Healthcare Related	208,911	5,189	—	—	208,911	5,189
10	Comcast	Telecommunications	219,631	4,945	—	—	219,631	4,945
11	Pharmaceutical Product Development	Pharmaceutical and Healthcare Related	251,475	4,797	—	—	251,475	4,797
12	The Coleman Company	Consumer Products	1,107,000	4,605	—	—	1,107,000	4,605
13	Clorox International	Consumer Products	1,350,000	4,396	—	—	1,350,000	4,396
14	Deloitte	Professional Services	175,000	4,390	—	—	175,000	4,390
15	Conopco (3)	Consumer Products	—	—	1,594,760	4,098	1,594,760	4,098
16	Barr Laboratories	Pharmaceutical and Healthcare Related	142,500	4,061	—	—	142,500	4,061
17	Eveready Battery Company	Consumer Products	—	—	171,728	3,810	171,728	3,810
18	Nationwide Mutual Insurance	Insurance	315,102	3,733	—	—	315,102	3,733
19	ConAgra Foods	Food Service and Retail	741,860	3,422	—	—	741,860	3,422
20	NDB Capital	Financial Services	97,138	3,400	—	—	97,138	3,400
21	Carl Zeiss	Pharmaceutical and Healthcare Related	201,620	3,337	—	—	201,620	3,337
22	Whirlpool	Consumer Products	1,020,000	3,299	—	—	1,020,000	3,299
23	NCS Pearson	Education	167,218	3,191	—	—	167,218	3,191
24	Noxell Corporation	Consumer Products	800,797	3,088	—	—	800,797	3,088
25	Bob's Discount Furniture	Home Furnishings/Home Improvement	672,000	3,037	—	—	672,000	3,037
26	Humana	Insurance	226,822	3,011	—	—	226,822	3,011
27	Prime Distribution Services	Logistics Distribution	—	—	1,200,420	2,958	1,200,420	2,958
28	Citicorp North America	Financial Services	194,064	2,855	—	—	194,064	2,855
29	Royal Caribbean Cruises	Travel/Leisure	128,540	2,837	—	—	128,540	2,837
30	Kellogg's	Consumer Products	—	—	1,142,400	2,817	1,142,400	2,817
31	Time Warner Cable	Telecommunications	134,000	2,814	—	—	134,000	2,814

Supplemental Information | Third Quarter 2013 | 22

CHAMBERS STREET PROPERTIES (continued)
Significant Tenants
As of September 30, 2013 (unaudited)
($ In Thousands)

			Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)
	Major Tenants	Primary Industry	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

32	B & Q	Home Furnishings/Home Improvement	104,400	2,704	—	—	104,400	2,704
33	REMEC	Defense and Aerospace	132,685	2,656	—	—	132,685	2,656
34	Dr Pepper	Food Service and Retail	601,500	2,532	—	—	601,500	2,532
35	American Home Mortgage	Financial Services	182,700	2,530	—	—	182,700	2,530
36	Mercy Health Partners of SW Ohio	Pharmaceutical and Healthcare Related	124,671	2,515	—	—	124,671	2,515
37	Syngenta	Agriculture	116,338	2,472	—	—	116,338	2,472
38	Disney Vacation Development	Travel/Leisure	100,924	2,460	—	—	100,924	2,460
39	Verizon Wireless (4)	Telecommunications	—	—	180,147	2,375	180,147	2,375
40	SBM Atlantia	Petroleum and Mining	171,091	2,310	—	—	171,091	2,310
	Other (approx 231 tenants)		8,545,892	56,707	3,081,659	26,092	11,627,551	82,799
			21,517,472	$204,637	11,638,535	$62,616	33,156,007	$267,253
__________

(1)
Net Rentable Square Feet for unconsolidated properties is at 100%. Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

(2)
Our tenants are Amazon.com.azdc, Inc., in the Buckeye Logistics Center and Goodyear Crossing Park II properties, Amazon.com.indc, LLC, in the AllPoints at Anson Bldg. 1 property, and Amazon Fulfillment GmbH, in the Graben Distribution Center I property, which are all wholly-owned subsidiaries of Amazon.com.

(3)	Our tenant is CONOPCO, Inc., a wholly-owned subsidiary of Unilever.

(4)	Verizon Wireless is the d/b/a for Cellco Partnership.

Supplemental Information | Third Quarter 2013 | 23

CHAMBERS STREET PROPERTIES
Tenant Industry Profile
As of September 30, 2013
($ in Thousands)

	Consolidated Properties		Unconsolidated Properties(1)		Consolidated & Unconsolidated Properties (1)
Primary Tenant Industry Category	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

Financial Services	1,652,700	$35,126	144,892	$1,809	1,797,592	$36,935
Consumer Products	4,565,034	16,866	3,515,356	13,766	8,080,390	30,632
Pharmaceutical and Healthcare Related	1,614,073	27,509	315,729	2,723	1,929,802	30,232
Internet Retail	820,384	4,465	4,133,918	17,087	4,954,302	21,552
Defense and Aerospace	900,579	15,374	—	—	900,579	15,374
Logistics Distribution	964,154	4,398	2,243,094	8,185	3,207,248	12,583
Telecommunications	737,129	9,711	194,155	2,540	931,284	12,251
Government	316,065	7,136	133,503	3,379	449,568	10,515
Insurance	711,176	9,643	40,529	581	751,705	10,224
Education	399,921	7,689	101,040	1,619	500,961	9,308
Food Service and Retail	2,074,847	8,457	38,076	481	2,112,923	8,938
Business Services	1,452,020	7,750	79,556	1,017	1,531,576	8,767
Home Furnishings/Home Improvement	1,132,685	7,442	61,149	868	1,193,834	8,310
Professional Services	308,654	5,954	117,190	1,821	425,844	7,775
Specialty Retail	842,519	5,298	110,537	1,223	953,056	6,521
Software	200,605	5,753	15,424	243	216,029	5,996
Vehicle Related Manufacturing	1,066,913	5,851	—	—	1,066,913	5,851
Travel/Leisure	229,464	5,296	10,974	197	240,438	5,493
Other Manufacturing	797,795	2,838	152,667	2,583	950,462	5,421
Agriculture	227,103	4,588	8,809	99	235,912	4,687
Petroleum and Mining	173,879	2,365	54,755	690	228,634	3,055
Apparel Retail	135,485	1,759	89,385	656	224,870	2,415
Utilities	108,499	1,627	18,428	236	126,927	1,863
Executive Office Suites	85,789	1,742	11,760	107	97,549	1,849
Other Retail	—	—	47,609	706	47,609	706
Totals	21,517,472	$204,637	11,638,535	$62,616	33,156,007	$267,253
__________

(1)
Number of properties and Net Rentable Square Feet for unconsolidated properties are at 100%. Approximate Total Acquisition Cost for unconsolidated properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | Third Quarter 2013 | 24

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations
As of September 30, 2013
($ In Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Industrial Properties:
Remaining 2013	4	364,400	1.5%	$4,528	4.4%	$12.43
2014	7	959,171	4.0%	2,983	2.9%	3.11
2015	11	731,001	3.1%	3,923	3.8%	5.37
2016	7	826,306	3.5%	4,938	4.8%	5.98
2017	5	1,002,087	4.2%	4,582	4.6%	4.57
2018	6	2,586,770	10.8%	9,447	9.2%	3.65
2019	14	5,689,175	23.8%	23,358	22.8%	4.11
2020	7	1,594,132	6.7%	7,280	7.1%	4.57
2021	7	5,125,172	21.5%	18,765	18.4%	3.66
2022	2	1,333,908	5.6%	5,890	5.8%	4.42
Thereafter	9	3,654,597	15.3%	16,567	16.2%	4.53
	79	23,866,719	100.0%	$102,261	100.0%	$4.28
Office Properties:
Remaining 2013	3	17,307	0.2%	$195	0.1%	$11.30
2014	33	269,299	3.1%	5,254	2.9%	19.51
2015	21	294,281	3.3%	6,522	3.6%	22.16
2016	22	1,194,915	13.6%	27,702	15.3%	23.18
2017	21	648,720	7.4%	10,866	6.0%	16.75
2018	33	1,123,617	12.8%	18,174	10.1%	16.17
2019	13	926,690	10.5%	16,369	9.1%	17.66
2020	7	456,198	5.2%	12,276	6.8%	26.91
2021	10	1,542,623	17.5%	32,359	17.9%	20.98
2022	4	387,308	4.4%	7,221	4.0%	18.64
Thereafter	13	1,938,367	22.0%	43,573	24.2%	22.48
	180	8,799,325	100.0%	$180,511	100.0%	$20.51
Retail Properties:
Remaining 2013	—	—	—%	$—	—%	$—
2014	3	10,428	2.1%	150	1.7%	14.38
2015	6	17,578	3.6%	209	2.4%	11.88
2016	5	38,823	7.9%	407	4.7%	10.49
2017	9	124,118	25.3%	1,283	14.8%	10.34
2018	3	91,594	18.7%	1,234	14.3%	13.47
2019	1	7,728	1.6%	109	1.3%	14.09
2020	1	15,139	3.1%	334	3.9%	22.08
2021	—	—	—%	—	—%	—
2022	1	30,000	6.1%	801	9.3%	26.71
Thereafter	3	154,555	31.6%	4,124	47.6%	26.68
	32	489,963	100.0%	$8,651	100.0%	$17.66

Supplemental Information | Third Quarter 2013 | 25

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations (continued)
As of September 30, 2013
($ In Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Total Properties
Remaining 2013	7	381,707	1.2%	$4,723	1.6%	$12.37
2014	43	1,238,898	3.7%	8,387	2.9%	6.77
2015	38	1,042,860	3.1%	10,653	3.7%	10.22
2016	34	2,060,044	6.2%	33,047	11.3%	16.04
2017	35	1,774,925	5.4%	16,731	5.7%	9.43
2018	42	3,801,981	11.5%	28,855	9.9%	7.59
2019	28	6,623,593	20.0%	39,836	13.7%	6.01
2020	15	2,065,469	6.2%	19,891	6.8%	9.63
2021	17	6,667,795	20.1%	51,125	17.5%	7.67
2022	7	1,751,216	5.3%	13,913	4.8%	7.94
Thereafter	25	5,747,519	17.3%	64,264	22.1%	11.18
	291	33,156,007	100.0%	$291,425	100.0%	$8.79
__________

(1)	Amounts for unconsolidated properties are at 100%. Does not include our investment in CBRE Strategic Partners Asia.

(2)	Expiring Base Rent and Percentage of Expiring Base Rent for unconsolidated properties are at our pro rata share of effective ownership.

	Consolidated Properties	Unconsolidated Properties	Consolidated & Unconsolidated Properties
Weighted Average Remaining Term (Years) (1):
Triple Net Single-Tenant Properties (2)	7.54	6.71	7.37
Multi-Tenant Properties	6.60	5.26	6.20
Other Single-Tenant Properties	5.46	7.36	5.92
Total Weighted Average Remaining Term (Years) (1)	7.19	6.34	7.00
__________

(1)	Weighted Average Remaining Term is the average remaining term weighted by Expiring Base Rent.

(2)	Triple Net Single-Tenant Properties include certain properties that have minimal secondary tenant(s).

Supplemental Information | Third Quarter 2013 | 26

CHAMBERS STREET PROPERTIES
Percentage Leased
September 30, 2013

	Three Months Ended September 30, 2013
	Consolidated Properties	Unconsolidated Properties (1)	Consolidated and Unconsolidated Properties
Amounts at Beginning of Period
Total Net Rentable Square Feet	22,405,418	11,748,523	34,153,941
Leased Square Feet	20,990,053	11,637,110	32,627,163
Leased Percentage	93.7%	99.1%	95.5%
Activity During the Quarter
Leasing (2):
New Leases	516,915	3,864	520,779
Expansions	228,536	592	229,128
Expirations and Terminations:
Expiring Square Footage	(579,254)	(3,031)	(582,285)
Lease Terminations	(22,400)	—	(22,400)
Total Leasing Activity	143,797	1,425	145,222
Acquisitions:
Leased Acquisitions Square Feet Added	383,622	—	383,622
Vacant Square Feet Acquired	—	—	—
Total Acquisitions Square Feet Added	383,622	—	383,622
Remeasurement	1,657	—	1,657
Amounts at End of Period
Total Net Rentable Square Feet	22,790,697	11,748,523	34,539,220
Leased Square Feet	21,517,472	11,638,535	33,156,007
Leased Percentage	94.4%	99.1%	96.0%
__________

(1)	Amounts for unconsolidated properties are at 100%.

(2)	Does not include two early lease renewals totaling 439,354 square feet, which will expire in August 2014 and October 2015.

Supplemental Information | Third Quarter 2013 | 27

CHAMBERS STREET PROPERTIES
Debt Maturities
As of September 30, 2013
(In Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Remaining 2013	$3,937	$9,341	$13,278	$353	$—	$353	$4,290	$9,341	$13,631
2014	16,292	53,933	70,225	1,460	40,640	42,100	17,752	94,573	112,325
2015	16,028	132,448	148,476	1,536	—	1,536	17,564	132,448	150,012
2016	12,838	121,341	134,179	1,617	—	1,617	14,455	121,341	135,796
2017	12,028	34,327	46,355	1,701	68,001	69,702	13,729	102,328	116,057
2018	10,127	361,943	372,070	1,790	—	1,790	11,917	361,943	373,860
2019	7,448	300,786	308,234	1,884	—	1,884	9,332	300,786	310,118
2020	5,962	50,000	55,962	1,982	—	1,982	7,944	50,000	57,944
2021	3,742	190,448	194,190	1,505	69,315	70,820	5,247	259,763	265,010
2022	1,870	—	1,870	—	—	—	1,870	—	1,870
2023	1,987	—	1,987	—	—	—	1,987	—	1,987
Thereafter	1,337	—	1,337	—	—	—	1,337	—	1,337
Total	$93,596	$1,254,567	$1,348,163	$13,828	$177,956	$191,784	$107,424	$1,432,523	$1,539,947
__________

(1)
Consolidated debt amount includes a $100.0 million outstanding balance on the unsecured revolving credit facility as of September 30, 2013. The unsecured revolving credit facility expires January 15, 2018. We may exercise an option to extend the maturity date by one year.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2013 | 28

CHAMBERS STREET PROPERTIES
Encumbered/Unencumbered Properties
As of September 30, 2013
(Approximate Acquisition Cost and Debt Balance In Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance
Encumbered Properties	46	$1,334,376	$678,163	15	$374,338	$191,784	61	$1,708,714	$869,947
Unencumbered Properties	55	1,296,316	—	15	339,384	—	70	1,635,700	—
Unsecured Debt	—	—	670,000	—	—	—	—	—	670,000
Total Properties	101	$2,630,692	$1,348,163	30	$713,722	$191,784	131	$3,344,414	$1,539,947
__________

(1)
Number of Properties is at 100%. Approximate Acquisition Cost and Debt Balance for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | Third Quarter 2013 | 29

CHAMBERS STREET PROPERTIES
Fixed and Floating Interest Rate Debt
As of September 30, 2013
(In Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Amount
Fixed Interest Rate Debt	$93,596	$1,154,567	$1,248,163	$13,828	$177,956	$191,784	$107,424	$1,332,523	$1,439,947
Floating Interest Rate Debt	—	100,000	100,000	—	—	—	—	100,000	100,000
Total	$93,596	$1,254,567	$1,348,163	$13,828	$177,956	$191,784	$107,424	$1,432,523	$1,539,947
Weighted Average Remaining Term (years)
Fixed Interest Rate Debt			5.35			5.10			5.31
Floating Interest Rate Debt			4.29			N/A			4.29
Total			5.19			5.10			5.18
Weighted Average Interest Rate
Fixed Interest Rate Debt			4.34%			4.23%			4.33%
Floating Interest Rate Debt			1.88%			N/A			1.88%
Total			4.16%			4.23%			4.17%
__________

(1)
Consolidated debt amount includes a $100.0 million outstanding balance on the unsecured revolving credit facility as of September 30, 2013. The unsecured revolving credit facility expires January 15, 2018. We may exercise an option to extend the maturity date by one year.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Supplemental Information | Third Quarter 2013 | 30

CHAMBERS STREET PROPERTIES
Capital Structure
September 30, 2013
($ in Thousands)

	Number of Outstanding Shares	Balance as of September 30, 2013	Percentage
Debt:
Secured Notes Payable (1)		$678,160	18.8%
Pro Rata Share of Unconsolidated Debt		191,784	5.3%
Unsecured Term Loan Facilities		570,000	15.8%
Unsecured Revolving Credit Facility		100,000	2.8%
Total Debt		1,539,944	42.6%
Equity
Common Shares (2)	236,463,981	2,076,154	57.4%
Total Market Capitalization		$3,616,098	100.0%
__________

(1)	Amounts are presented excluding the effect of net premiums.

(2)	Value based on our closing share price on the NYSE of $8.78 as of September 30, 2013.

Supplemental Information | Third Quarter 2013 | 31

CHAMBERS STREET PROPERTIES
Consolidated Debt
As of September 30, 2013
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate (1)	Maturity Date	Outstanding Balance

Albion Mills Retail Park - swapped to fixed (2)	5.25%	5.25%	October 10, 2013	$9,338
Avion Midrise III & IV	5.52%	7.00%	April 1, 2014	20,103
Maskew Retail Park - swapped to fixed	5.68%	5.68%	August 10, 2014	22,621
12650 Ingenuity Drive	5.62%	7.50%	October 1, 2014	11,952
Bolingbrook Point III	5.26%	5.26%	January 1, 2015	7,900
One Wayside Road	5.66%	5.25%	August 1, 2015	13,452
One Wayside Road	5.92%	5.25%	August 1, 2015	11,244
Lakeside Office Center	6.03%	6.03%	September 1, 2015	8,773
Deerfield Commons I	5.23%	5.23%	December 1, 2015	9,329
Celebration Office Center III	4.25%	2.50%	December 1, 2015	9,043
22535 Colonial Pkwy	4.25%	2.50%	December 1, 2015	8,091
Northpoint III	4.25%	2.50%	December 1, 2015	10,470
Goodyear Crossing II	4.25%	2.50%	December 1, 2015	19,989
3900 North Paramount Parkway	4.25%	2.50%	December 1, 2015	7,853
3900 South Paramount Parkway	4.25%	2.50%	December 1, 2015	7,853
1400 Perimeter Park Drive	4.25%	2.50%	December 1, 2015	2,380
Miramar I	4.25%	2.50%	December 1, 2015	9,328
Miramar II	4.25%	2.50%	December 1, 2015	12,565
70 Hudson	5.65%	5.15%	April 11, 2016	116,585
Point West I - swapped to fixed	3.41%	3.41%	December 6, 2016	11,123
100 Tice Blvd	5.97%	4.38%	September 15, 2017	19,684
100 Tice Blvd	5.97%	4.38%	September 15, 2017	19,684
4701 Gold Spike Drive	4.45%	4.45%	March 1, 2018	10,202
1985 International Way	4.45%	4.45%	March 1, 2018	7,089
Summit Distribution Center	4.45%	4.45%	March 1, 2018	6,418
3770 Deerpark Boulevard	4.45%	4.45%	March 1, 2018	7,328
Tolleson Commerce Park II	4.45%	4.45%	March 1, 2018	4,406
Atrium I - swapped to fixed	3.78%	3.78%	May 31, 2018	22,750
McAuley Place	3.98%	3.50%	September 1, 2018	13,319
Easton III - swapped to fixed	3.95%	3.95%	January 31, 2019	6,513
90 Hudson	5.66%	5.26%	May 1, 2019	105,321
Fairforest Bldg. 6	5.42%	6.50%	June 1, 2019	2,166
North Rhett I	5.65%	6.50%	August 1, 2019	2,513
Kings Mountain II	5.47%	6.50%	January 1, 2020	4,183
North Rhett II	5.20%	6.50%	October 1, 2020	1,678
Mt Holly Bldg.	5.20%	6.50%	October 1, 2020	1,678
Orangeburg Park Bldg.	5.20%	6.50%	October 1, 2020	1,706
Kings Mountain I	5.27%	6.50%	October 1, 2020	1,453
Ten Parkway North	4.75%	4.75%	January 1, 2021	11,852
Union Cross Bldg. II	5.53%	6.50%	June 1, 2021	6,644
Union Cross Bldg. I	5.50%	6.50%	July 1, 2021	2,180
Norman Pointe I	5.24%	3.50%	October 1, 2021	20,593
Norman Pointe II	5.24%	3.50%	October 1, 2021	22,672
The Landings I	5.24%	3.50%	October 1, 2021	15,498
The Landings II	5.24%	3.50%	October 1, 2021	13,670
Fairforest Bldg. 5	6.33%	6.50%	February 1, 2024	8,421
North Rhett IV	5.80%	6.50%	February 1, 2025	8,547
Total Secured Notes Payable				678,160
Plus Premium				18,088
Less Discount				(1,569)
Total Secured Notes Payable, Net				$694,679
__________

(1)	Represents the rate at which interest expense is recorded for financial reporting purposes, which reflects the amortization of any discounts/premiums, excluding debt issuance costs.

(2)	This loan was repaid in full subsequent to September 30, 2013.

Supplemental Information | Third Quarter 2013 | 32

CHAMBERS STREET PROPERTIES
Unconsolidated Debt
As of September 30, 2013
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate	Maturity Date	Outstanding Balance (1)

Allpoints Midwest Bldg. 1 (2)	5.58%	5.58%	January 1, 2014	$19,200
125 Enterprise Parkway (2)	5.58%	5.58%	January 1, 2014	21,440
Graben Distribution Center I & II	2.39%	2.39%	July 27, 2017	33,649
Koblenz Distribution Center	2.27%	2.27%	November 11, 2017	34,352
Fairfield Distribution Ctr. IX	5.00%	5.00%	September 1, 2021	3,582
Sam Houston Crossing I	4.42%	4.42%	September 1, 2021	8,506
West Lake at Conway	5.00%	5.00%	September 1, 2021	7,470
533 & 555 Maryville Centre	5.24%	5.24%	October 1, 2021	19,056
Regency Creek I	5.24%	5.24%	October 1, 2021	8,750
Weston Pointe I - IV	5.24%	5.24%	October 1, 2021	35,779
Total Unconsolidated Debt				$191,784
__________

(1)	Amounts are at our pro rata share of effective ownership.

(2)	This loan was paid in full subsequent to September 30, 2013.

Supplemental Information | Third Quarter 2013 | 33

CHAMBERS STREET PROPERTIES
Non-GAAP Supplemental Financial Measures:

Net Operating Income
Net operating income, or NOI, is designed to reflect the operating performance of our portfolio by excluding certain items that are not considered to be controllable in connection with the management of the property. NOI is a non-GAAP financial measure which calculates, on a consolidated basis, rental income and tenant reimbursements less property and related expenses (operating and maintenance, property management fees, property level general and administrative expenses and real estate taxes) and excludes other non-property income and expenses, interest expense, depreciation and amortization, and our general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that may use different methodologies. NOI should not be considered an alternative to net income as an indication of our performance, or as an alternative to cash flow from operating activities as a measure of our liquidity or ability to make cash distributions to shareholders.
Funds From Operations
The National Association of Real Estate Investment Trusts, or NAREIT, created Funds from Operations, or FFO, as a non-GAAP supplemental measure of REIT operating performance, which reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The most directly comparable GAAP measure to FFO is net income. FFO is used commonly in the real estate industry because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry analysts and investors consider presentations of operating results for REITs that use historical cost accounting to be insufficient.
We compute FFO in accordance with standards established by NAREIT. The revised NAREIT White Paper on FFO defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, impairment charges and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
Core Funds From Operations
Changes in the accounting and reporting rules under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that have been put into effect since the establishment of NAREIT's definition of FFO have prompted an increase in the non-cash and non-operating items included in FFO. We calculate Core Funds from Operations, or Core FFO, as FFO exclusive of the net effects of acquisition costs, interest rate swap gains/losses, transition and listing costs, and unrealized gain/loss in investments in unconsolidated entities.
We believe that Core FFO is a useful measure of management's decision-making process and appropriately presents our results of operations on a comparative basis. The items that we exclude from net income are subject to significant fluctuations from period to period that cause both positive and negative effects on our results of operations, often in inconsistent and unpredictable directions. For example, our acquisition costs are primarily the result of the volume of our acquisitions

Supplemental Information | Third Quarter 2013 | 34

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

completed during each period, and therefore we believe such acquisition costs are not reflective of our operating results during each period. Similarly, unrealized gains or losses that we have recognized during a given period are based primarily upon changes in the estimated fair market value of certain of our investments due to changes in market conditions and do not necessarily reflect the operating performance of these properties during the corresponding period. Further, costs associated with certain other non-reoccurring expenses, such as the process of transitioning from being an externally managed company to a self-managed company, our listing of our common shares on the New York Stock Exchange and our modified "Dutch Auction" tender offer are not reflective of our operating results during each period.
We believe that Core FFO is useful to investors as a supplemental measure of operating performance because adjusting FFO to exclude acquisition costs, unrealized gains and/or losses or other non- reoccurring expenses provides investors a view of the performance of our portfolio over time, including if we cease to acquire properties on a frequent and regular basis and allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions. We also believe that Core FFO may provide investors with a useful indication of our future performance, and of the sustainability of our current distribution policy. However, because Core FFO excludes acquisition costs, unrealized gains or losses and/or other non-reoccurring expenses which are important components in an analysis of our historical performance, such supplemental measure should not be construed as a historical performance measure and may not be as useful a measure for estimating the value of our common shares.
We calculate Adjusted Funds From Operations, or AFFO, as Core FFO exclusive of the net effects of (i) amortization associated with deferred financings costs; (ii) amortization of above- and below-market lease intangibles; (iii) amortization of premium on notes payable; (iv) amortization of deferred revenue related to tenant improvements; (v) non-cash share-based compensation expense; (vi) straight-line rental revenue; and (vii) recurring capital expenditures.
Not all REITs calculate FFO, Core FFO or AFFO (or an equivalent measure), in the same manner and therefore comparisons with other REITs may not be meaningful. None of these measures present, nor do we intend for them to present, a complete picture of our financial condition and/or operating performance. We believe that net income, as computed under GAAP, appropriately remains the primary measure of our performance and that FFO, Core FFO and AFFO, when considered in conjunction with net income, improves the investing public's understanding of the operating results of REITs and makes comparisons of REIT operating results more meaningful.

Supplemental Information | Third Quarter 2013 | 35

Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, NJ 08542-3706 www.ChambersStreet.com